LEGG MASON PARTNERS INSTITUTIONAL TRUST

SUPPLEMENT DATED MAY 1, 2012

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED

FEBRUARY 29, 2012 OF

LEGG MASON WESTERN ASSET SMASH SERIES M FUND

Effective as of May 1, 2012, the following information is added to the table in the fund’s Statement of Additional Information which appears under the heading “Portfolio Manager Disclosure – Other Accounts Managed by Portfolio Managers – SMASh Series M Fund” and is as of December 31, 2011

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed ($000,000,000s)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($000,000,000s)
Stephen P. Fulton	Registered investment companies	0	0	0	0

	Other pooled investment vehicles	1	2.0	0	0

	Other accounts	2	1.5	0	0

Paul Jablansky	Registered investment companies	3	0.57	0	0

	Other pooled investment vehicles	6	1.3	2	0.33

	Other accounts	2	0.01	0	0

Effective as of May 1, 2012, the following information is added to the paragraph in the fund’s Statement of Additional Information which appears under the heading “Portfolio Manager Disclosure – Portfolio Manager Securities Ownership”.

As of December 31, 2011, Messrs. Fulton and Jablansky did not own any shares of Legg Mason Western Asset SMASh Series M Fund.

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